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                                                                    EXHIBIT 10.5

                           FORM OF SECURITY AGREEMENT
                                   (Guarantor)

         THIS SECURITY AGREEMENT (this "AGREEMENT" or "GUARANTOR SECURITY AGREEMENT") is made effective the 1st day of October, 2003, by and between CHEMFREE CORPORATION, a Georgia corporation (the "PLEDGOR"), in favor of FIDELITY BANK, chartered under the laws of the state of Georgia (the "LENDER"):

                                   WITNESSETH:

         WHEREAS, Pledgor is justly indebted to Lender pursuant to that certain Guaranty (with Security Agreement) (herein the "GUARANTY") guaranteeing a loan evidenced by a Commercial Promissory Note of even date herewith in the principal amount of $1,500,000 (herein the "NOTE") executed by Intelligent Systems Corporation in favor of Lender; and

         WHEREAS, the Lender has required, as a condition to extending such financial accommodations, the execution and delivery of this Agreement by the Pledgor.

         NOW, THEREFORE, in order to secure the prompt payment of all past, present, and future indebtedness, liabilities, and obligations of the Pledgor to the Lender of any nature whatsoever in connection with the Guaranty and all other obligations of Pledgor to the Lender, however and wherever created, arising, or evidenced, whether direct or indirect, absolute, contingent, or otherwise, now or hereafter existing, due or to become due (collectively, the "PLEDGOR'S LIABILITIES"), and the performance by the Pledgor of all the terms, conditions, and provisions of this Agreement, the Guaranty and of any other loan document previously, simultaneously, or hereafter executed and delivered by the Pledgor and/or any other person, singly or jointly with another person or persons, evidencing, securing, guarantying, or in connection with any of the Pledgor's Liabilities (the "LOAN DOCUMENTS"), the Pledgor agrees with the Lender as follows:

         1. Collateral. To secure the payment and performance of the Pledgor's Liabilities and the Pledgor's performance of its obligations under the Loan Documents, the Pledgor hereby grants to the Lender a security interest in, and security title to, the following property of the Pledgor:

                  A. Inventory. All of the Pledgor's inventory of every description which is held by the Pledgor for sale of lease or is furnished by the Pledgor under any contract of service or is held by the Pledgor as raw materials, work in process, or materials used or consumed in a business, whether now owned or hereafter acquired, wherever located, and a the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof (the "INVENTORY").

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                  B.       Accounts. All of the Pledgor's accounts (including,
without limitation, all notes, notes receivable, drafts, acceptances, and similar instruments and documents) whether now owned or hereafter acquired, together with (i) all cash and non-cash proceeds thereof and (ii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to an account, and all cash and non-cash proceeds and products of all such goods (the "ACCOUNTS").

                  C. General Intangibles. All of the Pledgor's general intangibles (including, without limitation, any proceeds from insurance policies after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choices-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein) things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of the Debtor thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash products thereof.

                  D. Chattel Paper. All of the Pledgor's chattel paper, whether now owned or hereafter existing, acquired, or created, together with (i) all moneys due and to become due thereafter, (ii) all cash and non-cash proceeds thereof, and (iii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper, and all cash and non-cash proceeds and products of all such goods. Additionally, the Pledgor assigns and grants to the Lender a security interest in all property and goods both now owned and hereafter acquired by the Pledgor which are sold, leased, secured, are the subject of, or otherwise covered by, the Pledgor's chattel paper, together with all rights incident to such property and goods and all cash and non-cash proceeds thereof (the "CHATTEL PAPER").

                  E. All Equipment and Fixtures. All of the Pledgor's equipment and fixtures, whether now owned or hereafter acquired, together with
(i) all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith; (ii) all replacements thereof and substitutions therefore; and (iii) all cash and non-cash proceeds and products thereof (the "EQUIPMENT").

                  F. Leasehold Improvements. All present and future improvements made by Pledgor to any real estate leased or owned by Pledgor.

         The term "Collateral" as used herein means each and all of the items of Collateral described above, and the term "proceeds" as used herein includes, without limitation, the proceeds of all insurance policies covering all or any part of such items of Collateral.

         2.       Title to Collateral. The Pledgor warrants and represents that:
(i) it is the lawful owner of the Collateral, and has the full right, power, and authority to convey, transfer, and grant the security title and security interest in the Collateral granted herein to the Lender; (ii) all licenses relating to the Collateral are fully paid, and, upon the occurrence of an Event of Default and

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foreclosure by the Lender, the Lender shall have all rights of the Pledgor to any Collateral licensed to the Pledgor or licensed by the Pledgor; (iii) the Collateral is not, and so long as this Agreement is in effect will not be, subject to any liens, claims, security interests, encumbrances, taxes, or assessments, however described or denominated; (iv) no financing statement, mortgage, notice of lien, deed of trust, deed to secure debt, security agreement, or any other agreement or instrument creating an encumbrance, lien, charge against any of the Collateral is in existence or on file in any public office, other than financing statements (or other appropriate security documentation) filed on behalf of the Lender; and (v) all information with respect to the Collateral and the Pledgor's Liabilities, of any of them, set forth in any written schedule, certificate, or other document at any time heretofore or hereafter furnished by the Pledgor to the Lender, and all other written information heretofore or hereafter furnished by the Pledgor to the Lender, is and will be true and correct in all material respects as of the date furnished.

         3. Further Assurances. The Pledgor will defend its title to the Collateral against all persons and will, upon request of the Lender: (i) furnish such further assurances of title as may be required by the Lender; (ii) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Lender, any financing statements, notices, certificates of title, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by the Lender, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording; and (iii) do such other acts as the Lender may request in order to perfect, preserve, maintain, or continue the perfection of the Lender's security interest in the Collateral and/or its priority.

         4. Accounts, etc. Until such time as the Lender shall notify the Pledgor in writing of the revocation of such power and authority, the Pledgor, as agent for the Lender, will, at its own expense, diligently collect, as and when due, all amounts owing under the Accounts, including the taking of such action with respect to such collection as the Lender may requests from time to time, and to hold in trust and segregate for the Lender all funds received from the Accounts; provided, however, that until an Event of Default shall occur or would occur but for the passage of time, or giving of notice, or both, the Pledgor may use or consume in the ordinary course of its business any such collections on the Accounts in any lawful manner not inconsistent with this Agreement and the other Loan Documents. Upon an Event of Default hereunder which has not been cured within any applicable cure period and during the continuance of such uncured default, the Lender, however, may revoke such power and authority and notify any parties obligated on any of the Accounts to make payment to the Lender of any amounts due or to become due thereunder, and enforce collection of performance under any of the Accounts by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. After an Event of Default or upon request of the Lender, the Pledgor will, at its own expense, notify any parties obligated on any of the Accounts to make payments to the Lender and will hold in trust and immediately forward to the Lender all payments received by the Pledgor in the form received, with all necessary endorsements thereon for collection by the Lender.

         5. Transfer and Other Liens. The Pledgor will not sell, lease, transfer, exchange, or otherwise dispose of the Collateral, or any part hereof, without the prior written consent of the

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Lender and will not permit any lien, security interest, or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Lender or those permitted by the Lender in writing, except that the Pledgor may, in the ordinary course of its business and in the absence of an Event of Default hereunder or notice by the Lender to the Pledgor under Section 6 hereof, collect its Accounts and Chattel Paper and sell its Inventory.

         6.       Financial Statements, Books, and Records. The Pledgor will:
(i) at all times maintain, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records pertaining to the operation, business affairs, and financial condition of the Pledgor and pertaining to the Collateral and any contracts and collections relating to the Collateral; (ii) furnish to the Lender promptly upon request, certified by an officer of the Pledgor and in the form and content and at the intervals specified by the Lender, such financial statements, reports, schedules, and other information with respect to the operation, business affairs, and financial condition of the Pledgor as required pursuant to the Loan Agreement; (iii) at all reasonable times, and without hindrance or delay, permit the Lender or any person designated by the Lender to enter any place of business of the Pledgor or any other premises where any books, records, and other data concerning the Pledgor and/or the Collateral may be kept and to examine, audit, inspect, and make extracts from and photocopies of any such books, records, and other data; (iv) furnish to the Lender promptly upon request, certified by an officer of the Pledgor and in the form and content specified by the Lender, lists of purchasers of inventory, aging of accounts, aggregate cost or wholesale market value of inventory, schedules of equipment, and other data concerning the Collateral as the Lender may from time to time specify; and (v) mark its books and records in a manner satisfactory to the Lender so that the Lender's rights in and to the Collateral will be shown.

         7. Name of Pledgor, Places of Business, and Location of Collateral. The Pledgor represents and warrants that its correct legal name is as specified on the signature lines of this Agreement, and each legal or trade name of the Pledgor for the previous five (5) years (if different from the Pledgor's current legal name) is as specified below the signature lines of this Agreement. Without the prior written consent of the Lender, the Pledgor will not change its name, dissolve, merge, or consolidate with any other person. The Pledgor warrants that the address of the Pledgor's chief executive office and the address of each other place of business of the Pledgor are as specified below the signature lines of this Agreement. Except for mobile equipment and motor vehicles, the Collateral and all books and records pertaining to the Collateral have been, are, and will be located at the Pledgor's chief executive office specified below or at any other place of business which may be specified below. The Pledgor will immediately advise the Lender in writing of the opening of any new place of business and of any change in the location of the places where the Collateral or any part thereof, or the books and records concerning the Collateral or any part thereof, are kept.

         8. Care of Collateral. The Pledgor will maintain the Collateral in first-class condition excepting any loss, damage, or destruction which is fully covered by proceeds of insurance and will not do or permit anything to be done to the collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof, normal wear and tear excepted. The Lender shall have no duty to, and the Pledgor hereby releases the Lender from all claims for loss or damage caused by the failure to, collect or enforce any Account of Chattel Paper or to preserve rights against prior parties to the Collateral. The Pledgor will use the Collateral for

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lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances, and regulations.

         9. Insurance. The Pledgor will insure such of the Collateral as specified by the Lender against such casualties and risks in such form and amount and with such companies as may from time to time be required by the Lender. All insurance proceeds shall be payable to the Lender, and such policies or certificates thereon or duplicates thereof shall immediately be deposited with the Lender. The Pledgor will pay all premiums due or to become due for such insurance and hereby assigns to the Lender any returned or unearned premiums which may be due upon cancellation of insurance coverage. The Lender is hereby irrevocably: (i) appointed the Pledgor's attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to endorse any draft or check which may be payable to the Pledgor in order to collect such returned or unearned premiums or the proceeds of insurance; and (ii) authorized to apply such insurance premiums for payment of the Pledgor's Liabilities, when due, in such order of application as the Lender may determine.

         10. Taxes. The Pledgor will pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof or for its use and operation.

         11. Equipment Not Fixtures. The Pledgor warrants that all Equipment which constitutes a part of the Collateral is personalty and is not and will not be affixed to real estate in such manner as to become a fixture or part of such real estate, except with respect to such items of Equipment which may become fixtures in the normal course of Pledgor's business in constructing leasehold improvements. The Pledgor will use its best efforts to furnish to the Lender a written waiver by the record owner of such real estate of all interest in such equipment and a written subordination to the Lender's security interest and lien by any person who has a lien on or security interest in such real estate which is or may be superior to the Lender's security interest hereunder.

         12. Specific Assignments. Promptly upon request by the Lender, the Pledgor will execute and deliver to the Lender written assignments, endorsements, and/or schedules, in form and content satisfactory to the Lender, of specific Chattel Paper and Accounts or groups of Accounts or Chattel Paper, but the security interest of the Lender hereunder shall not be limited in any way by such assignments.

         13. Delivery of Chattel Paper. The Pledgor will promptly upon request by the Lender deliver, assign, and endorse to the Lender all Chattel Paper and all other documents held by the Pledgor in connection herewith.

         14. Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Pledgor shall immediately notify the Lender thereof in writing and execute any instruments or take any steps required by the Lender in order that all moneys due or to become due under such contract or contracts shall be assigned to the Lender and notice thereof given under the Federal Assignment of Claims Act or other applicable law.

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         15.      Collateral Account. If all or any part of the collateral at any time consists of Inventory, Accounts, or Chattel Paper, the Pledgor will, upon the request of the Lender at any time after the occurrence of an Event of Default hereunder, deposit or cause to be deposited to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (the "COLLATERAL ACCOUNt") all checks, drafts, cash, and other remittances in payment or on account of payment of such Inventory, Accounts, or Chattel Paper and the cash proceeds of any returned goods, the sale or lease of which gave rise to an Account or Chattel Paper (all of the foregoing herein collectively referred to as "ITEMS OF PAYMENT"). The Pledgor shall deposit the Items of Payment for credit to the Collateral Account within two (2) business days of the receipt thereof, and in precisely the form received, except for the endorsement of the Pledgor where necessary to permit the collection of the Items of Payment, which endorsement the Pledgor hereby agrees to make. Pending such deposit, the Pledgor will not commingle any of the Items of Payment with any of its other funds or property but will hold them separate and apart. The Lender may at any from time to time apply the whole or any part of the collected funds credited to the Collateral Account against the Pledgor's Liabilities or credit such collected funds to a banking account of the Pledgor with the Lender, the order and method of such application to be in the discretion of the Lender.

         16. Rights of Lender and Duties of Pledgor. If all or any part of the Collateral at any time consists of Inventory, Accounts, or Chattel Paper, the Lender may at any time and from time to time after the occurrence of an Event of Default hereunder: (i) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the Lender, and to take control of the cash and non-cash proceeds of any such Collateral; (ii) charge to any banking account of the Pledgor with the Lender any Item of Payment credited to the Collateral Account which is dishonored by the drawee or maker thereof;
(iii) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (iv) release, make exchanges or substitutions for, or surrender all or any part of the Collateral; (v) remove from the Pledgor's place of business all books, records, ledger sheets, correspondence, invoices, and documents relating to or evidencing any of the Collateral or, without cost or expense to the Lender, make such use of the Pledgor's place(s) of business as may be reasonably necessary to administer, control, and collect the Collateral;
(vi) repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (vii) demand, collect, receipt for, and give renewals, extensions, discharges, and releases of any of the Collateral; (viii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (ix) settle, renew, extend, compromise, compound, exchange, or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (x) endorse the name of the Pledgor upon any Items of Payment relating to the collateral or upon any proof of claim in bankruptcy against an account debtor; and (xi) receive and open all mail addressed to the Pledgor and, if an Event of Default exists hereunder, notify postal authorities to change the address for the delivery of mail to the Pledgor to such address as the Lender may designate; and for purposes of taking the actions described in Subsections (i) through (xi) the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of Pledgor's Liabilities remain unpaid), with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor. The Pledgor will (a) make no material change to the terms of any

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sale or lease of Inventory or of any Account or Chattel Paper without the prior written permission of the Lender; (b) on demand, make available in form acceptable to the Lender shipping documents and delivery receipts evidencing the shipment of goods which gave rise to the sale or lease of Inventory or of an Account of Chattel Paper, completion certificate, or other proof of the satisfactory performance of services which gave rise to the sale or lease of Inventory or of an Account or Chattel Paper, copies of the invoices arising out of the sale or lease of Inventory or for an Account, and the Pledgor's copy of any written contract or order from which the sale or lease of Inventory, an Account, or Chattel Paper arose; and (c) when requested, advise the Lender whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an Account or Chattel Paper, and will comply with any instructions which the Lender may give regarding the sale or other disposition of such returns.

         17. Performance by Lender. After an Event of Default hereunder which has not been cured within any applicable cure period and during the continuance of such uncured default, if the Pledgor fails to perform, observe, or comply with any of the conditions, terms, or covenants contained in this Agreement, the Lender, without notice to or demand upon the Pledgor and without waiving or releasing any of the Pledgor's Liabilities or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms, or covenants for the account and at the expense of the Pledgor, and may enter upon any place of business or other premises of the Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. All sums paid or advanced by the Lender in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (collectively, the "EXPENSE PAYMENTS") together with interest thereon at a simple per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Pledgor's Liabilities, plus one percent (1%) per annum (but in no event higher than the maximum interest rate permitted by applicable law), from the date of payment until repaid in full, shall be paid by the Pledgor to the Lender on demand and shall constitute and become a part of the Pledgor's Liabilities secured hereby.

         18. Default. The occurrence of any one or more of the following events shall constitute an event of default (an "EVENT OF DEFAULT") under this
Agreement: (a) failure of the Pledgor to pay any of the Pledgor's Liabilities as and when due and payable; (b) failure of the Pledgor to perform, observe, or comply with any of the provisions of this Agreement or of any of the other Loan Documents; (c) the occurrence of an Event of Default (as defined therein) under any of the other Loan Documents; (d) any information contained in any financial statement, application, schedule, report, or any other document given by the Pledgor or by any other person in connection with the Pledgor's Liabilities, with the Collateral, or with any of the Loan Documents is not in all material respects true and accurate or the Pledgor or such other person omitted to state any material fact or any fact necessary to make such information not misleading;
(e) the Pledgor is generally not paying debts as such debts become due; (f) the filing of any petition for relief under any provision of the Federal Bankruptcy Code or any similar state law is brought by or against the Pledgor; (g) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by or the insolvency of, the Pledgor and not dismissed within forty-five (45) days; (h) the dissolution, merger, consolidation, or reorganization of the Pledgor; (i) suspension of the operation of the Pledgor's present business; (j) transfer of a substantial part (determined by market

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value) of the Pledgor's property; (k) sale, transfer, or exchange, either directly or indirectly, of a controlling stock interest of the Pledgor; (l) termination or withdrawal of any guaranty for the Pledgor's Liabilities; (m) the Pension Benefit Guaranty Corporation commences proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 (ERISA), as amended, to terminate any employee pension benefit plan of the Pledgor; (n) the determination in good faith by the Lender in its reasonable judgement that a material adverse change has occurred in the financial condition of the Pledgor from the condition set forth in the most recent financial statement of the Pledgor heretofore furnished to the Lender, or from the financial condition of the Pledgor as heretofore most recently disclosed to the Lender in any other manner; or (o) a default occurs or in the event a default exists under any document or instrument executed by any Guarantor of the Pledgor's Liabilities, including, without limitation, any Guaranty Agreement, any Security Agreement or any other similar document or instrument.

         19. Rights and Remedies upon Default. Upon the occurrence of an Event of Default hereunder (and in addition to all of its other rights, powers, and remedies under this Agreement), the Lender may, at its option, and upon written notice to the Pledgor, declare the unpaid balance of the Pledgor's Liabilities to be immediately due and payable. The occurrence or non-occurrence of an Event of Default shall in no manner impair the ability of the Lender to demand payment of any portion of the Pledgor's Liabilities which are payable on demand. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable law in the State of Georgia. Upon the occurrence of an Event of Default hereunder, the Pledgor, upon demand by the Lender, shall assemble the Collateral and make it available to the Lender at a place designated by the Lender which is mutually convenient to both parties. Upon the occurrence of an Event of Default hereunder, the Lender or its agents may enter upon the Pledgor's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell of otherwise dispose of it, all without judicial process or proceedings.

         Any written notice of the sale, disposition, or other intended action by the Lender with respect to the Collateral which is required by applicable laws and is sent by certified mail, postage prepaid, to the Pledgor at the address of the Pledgor's chief executive office specified below, or such other address of the Pledgor which may from time to time be shown on the Lender's records, at least five (5) days prior to such sale, disposition, or other action, shall constitute reasonable notice to the Pledgor. The Pledgor shall pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of the Lender: (i) in enforcing the Pledgor's Liabilities; and (ii) in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting, or otherwise disposing of the Collateral. All of such costs and expenses (collectively, the "LIQUIDATION COSTS") together with interest thereon at a simple per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Pledgor's Liabilities, plus one percent (1%) per annum (but in no event higher than the maximum interest rate permitted by law), from the date of payment until repaid in full, shall be paid by the Pledgor to the Lender on demand and shall constitute and become a part of the Pledgor's Liabilities secured hereby. Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Lender to the payment of the remaining Pledgor's Liabilities

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in such order and manner of application as the Lender may from time to time in its sole discretion determine.

         20. Remedies Cumulative. Each right, power, and remedy of the Lender as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender or any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies.

         21. Waiver. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement or of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment which does not fully repay any indebtedness then due and payable with respect to any of the Pledgor's Liabilities, the Lender shall not be deemed to have waived the right either to require payment when due of all other Pledgor's Liabilities or to declare an Event of Default for failure to effect such payment of any such other Pledgor's Liabilities. The Pledgor waives presentment, notice of dishonor, and notice of non-payment with respect to Accounts and Chattel Paper.

         THE PLEDGOR HEREBY ACKNOWLEDGES THAT THE LIABILITIES AROSE OUT OF A "COMMERCIAL TRANSACTION" AS THIS TERM IS DEFINED IN O.C.G.A. SECTION 44-14-260(1) CONCERNING FORECLOSURE OF MORTGAGES ON PERSONALTY, AND AGREES THAT IN THE EVENT OF ANY DEFAULT, THE LENDER SHALL HAVE THE RIGHT TO AN IMMEDIATE WRIT OF POSSESSION WITHOUT NOTICE OF HEARING AND KNOWINGLY AND INTELLIGENTLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO ANY NOTICE AND POSTING OF A BOND BY THE LENDER PRIOR TO SEIZURE BY THE LENDER, ITS TRANSFEREES, ASSIGNS, OR SUCCESSORS IN INTEREST, OF THE COLLATERAL OR ANY PORTION THEREOF. THIS IS INTENDED BY THE PLEDGOR AS A "WAIVER" AS THIS TERM IS DEFINED IN O.C.G.A. SECTION 44-14-260(3) RELATING TO FORECLOSURE OF MORTGAGES ON PERSONALTY.

         22. Miscellaneous. Time is of the essence of this Agreement. The section headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof. Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of Georgia and shall be binding upon the Pledgor and its heirs, executors, administrators, legal representatives, successors, and assigns, and shall inure to the benefit of the Lender and its successors and assigns. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, and an organization. Invalidation of any one or more of the provisions of their Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time. Unless varied by this Agreement, all terms used herein which are defined by the Georgia Uniform Commercial Code shall have the same meanings hereunder as assigned to them by the Georgia Uniform Commercial Code.

         IN WITNESS WHEREOF, the Pledgor has caused its duly authorized officers to execute this Agreement and to affix its corporate seal hereto, as of the day and year first written above.

                                   PLEDGOR:

                                   CHEMFREE CORPORATION, a Georgia
                                   corporation

                                   By:__________________________________________
                                          Francis A. Marks, President

                                   Attest:______________________________________
                                          Its Secretary

                                             [CORPORATE SEAL]

                                   LENDER:

                                   FIDELITY BANK

                                   By:__________________________________________
                                          Its:__________________________________

                                               (BANK SEAL)

Address(es) where Collateral is           Address(es) of other place(s) of
is to be located:                         business of the Pledgor:
___________________________________       ______________________________________
___________________________________       ______________________________________

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

Previous legal and/or trade
name(s) of the Pledgor:

___________________________________

                                       11